UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners
Variable Equity Index
Portfolio

Managed by BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	5

Portfolio expenses	6

Portfolio performance	8

Historical performance	9

Schedule of investments	10

Statement of assets and liabilities	28

Statement of operations	29

Statements of changes in net assets	30

Financial highlights	31

Notes to financial statements	33

Report of independent registered public accounting firm	44

Board approval of management and subadvisory agreements	45

Additional information	50

Important tax information	57

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Portfolio’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by LMPFA. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

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Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed

II   Legg Mason Partners Variable Equity Index Portfolio

course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -37.60%, -41.46% and -33.79%, respectively, during the 12-month period ended December 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -38.44% and -36.25%, respectively.

Special shareholder notice
The Portfolio’s Board of Trustees has determined to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about May 1, 2009. Shortly before that date, in the discretion of portfolio management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value (“NAV”)x per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate NAV of the shares of the Portfolio that such shareholder then holds. For more information, please contact your service agent.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the

Legg Mason Partners Variable Equity Index Portfolio   III

Letter from the chairman continued

credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

IV   Legg Mason Partners Variable Equity Index Portfolio

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

Legg Mason Partners Variable Equity Index Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio’s investment objective is to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). The Portfolio will hold substantially all of the stocks in the Index, with comparable economic sector weightings, market capitalization and liquidity.

As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Portfolio. Instead, we attempt to mirror the composition of the Index as closely as possible by adjusting the Portfolio’s composition as necessary. We replicate the holdings in the Index to the extent possible given cash flows into and out of the Portfolio. With the exception of a portion of the assets held in cash and liquid securities to meet redemptions, the Portfolio intends to be fully invested in stocks included in the Index.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The Federal Reserve Board (“Fed”)ii began 2008 by taking aggressive action during the first quarter to lower interest rates and stabilize financial markets through emergency rate cuts and liquidity measures. These temporary interventions boosted investor sentiment and served to disconnect investor expectations from underlying stock fundamentals. These temporary dislocations caused dramatic swings in equity prices following the Fed actions.

After a relatively stable period in the second quarter in which the equity market was again driven by fundamentals, the second half of the year began a period marked by contracting credit markets, liquidity shocks, investor deleveraging, the failure or rescue of a number of well-known financial firms and attempts by the government to regulate investment practices and mitigate damage. These events fostered investor behavior driven by sentiment ranging from uncertainty to panic. Compounding the Financials sector woes was the mid-July 2008 rapid decline in oil and other commodity prices. The resulting series of sector reversals over the following months was indicative of investors reacting to shifting markets.

The final quarter of the year saw the equity market suffer significantly, with the second most dramatic decline in market history. Market volatility achieved near record highs, surpassed only by the inter- and intra-day market movements of the 1930s. Assets followed a flight to safety, prompting widespread discussion of a bubble in Treasuries.

Overall for the year, all sectors in the Index experienced negative returns in the double digits. Large-capitalization stocks underperformed small-caps for the year, and value outperformed growth across market capitalization bands. The Russell 1000 Indexiii returned -37.60%, and the Russell 2000 Indexiv returned -33.79% for the 12 months ended December 31, 2008. For

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   1

Portfolio overview continued

the S&P Indexes, the Index returned -37.00%, underperforming the S&P SmallCap 600 Indexv at -31.07%.

Q. How did we respond to these changing market conditions?
A. The Portfolio is not actively managed. It is a pure index fund. Like most index funds, we replicate the holdings of the Index to the extent possible given cash flows into and out of the Portfolio. No change in the investment process was required due to changing conditions.

Performance review
For the 12 months ended December 31, 2008, Class I shares of Legg Mason Partners Variable Equity Index Portfolio1 returned -37.34%. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned -37.00% over the same time frame. The Lipper Variable S&P 500 Index Objective Funds Category Average2 returned -37.20% for the same period.

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Equity Index Portfolio[1] — Class I Shares	-28.73%	-37.34%

S&P 500 Index	-28.48%	-37.00%

Lipper Variable S&P 500 Index Objective Funds Category Average[2]	-28.58%	-37.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned -28.81% over the six months ended December 31, 2008. Class II shares returned -37.50% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class I and Class II shares were 0.39% and 0.64%, respectively.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 60 funds for the six-month period and among the 60 funds for the 12-month period in the Portfolio’s Lipper category.

2   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Q. What were the leading contributors to performance?
A. The best performing sectors in the Index for calendar year 2008, although posting negative returns, were the Consumer Staples and Health Care sectors. In Consumer Staples, Wal-Mart Stores Inc. was the portfolio’s biggest contributor by virtue of return and Index weight. In the Health Care sector, Amgen Inc. was the biggest contributor, again by virtue of return and Index weight.

Q. What were the leading detractors from performance?
A. All sectors in the Index posted negative returns for the year, with the Financials sector as the poorest performer. Not surprisingly, now defunct Lehman Brothers Holdings Inc. had the most negative return in this sector, as well as the Index overall, while General Electric Co. was the leading detractor in the Index by virtue of return and index weight. The Materials and Information Technology sectors were also poor performers for the year.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes made to the Portfolio during the past year.

Thank you for your investment in Legg Mason Partners Variable Equity Index Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 20, 2009

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Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top 10 holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (5.1%), Procter & Gamble Co. (2.3%), General Electric Co. (2.1%), AT&T Inc. (2.1%), Johnson & Johnson (2.1%), Chevron Corp. (1.9%), Microsoft Corp. (1.9%), Wal-Mart Stores Inc. (1.6%), Pfizer Inc. (1.5%) and JPMorgan Chase & Co. (1.5%). Please refer to pages 10 through 27 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Information Technology (15.1%), Health Care (14.6%), Energy (13.2%), Financials (13.2%) and Consumer Staples (12.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. The Portfolio normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Portfolio does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Portfolio must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Portfolio’s expenses. The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	The S&P SmallCap 600 Index is a market value weighted index, which consists of 600 domestic stocks chosen for market size, liquidity and industry group representation.

4   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

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Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	(28.73)%	$1,000.00	$712.70	0.37%	$1.59

Class II	(28.81)	1,000.00	711.90	0.62	2.67

[1]	For the six months ended December 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,023.28	0.37%	$1.88

Class II	5.00	1,000.00	1,022.02	0.62	3.15

[1]	For the six months ended December 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

	CLASS I	CLASS II
Twelve Months Ended 12/31/08	(37.34)%	(37.50)%

Five Years Ended 12/31/08	(2.56)	(2.80)

Ten Years Ended 12/31/08	(1.68)	N/A

Inception* through 12/31/08	6.47	(2.52)

CUMULATIVE TOTAL RETURN[1]

Class I (12/31/98 through 12/31/08)	(15.55)%

Class II (Inception date of 3/22/99 through 12/31/08)	(22.07)

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates are October 16, 1991 and March 22, 1999 for Class I and Class II shares, respectively.

8   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO VS. S&P 500 INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Partners Variable Equity Index Portfolio on December 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Portfolio’s other class, Class II, would be lower than the Class I shares’ performance indicated on this chart to the extent that Class II shares have higher expenses than Class I shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of investments
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 98.9%

CONSUMER DISCRETIONARY — 8.3%

	Auto Components — 0.2%

19,048	Goodyear Tire & Rubber Co.*	$113,717

46,907	Johnson Controls Inc.	851,831

	Total Auto Components	965,548

	Automobiles — 0.1%

188,585	Ford Motor Co.*	431,860

48,192	General Motors Corp.	154,214

18,380	Harley-Davidson Inc.	311,908

	Total Automobiles	897,982

	Distributors — 0.1%

12,385	Genuine Parts Co.	468,896

	Diversified Consumer Services — 0.2%

8,379	Apollo Group Inc., Class A Shares*	641,999

26,758	H&R Block Inc.	607,942

	Total Diversified Consumer Services	1,249,941

	Hotels, Restaurants & Leisure — 1.5%

34,499	Carnival Corp.	839,016

10,951	Darden Restaurants Inc.	308,599

23,265	International Game Technology	276,621

23,150	Marriott International Inc., Class A Shares	450,268

87,986	McDonald’s Corp.	5,471,849

58,063	Starbucks Corp.*	549,276

14,449	Starwood Hotels & Resorts Worldwide Inc.	258,637

13,999	Wyndham Worldwide Corp.	91,693

4,864	Wynn Resorts Ltd.*	205,553

36,516	Yum! Brands Inc.	1,150,254

	Total Hotels, Restaurants & Leisure	9,601,766

	Household Durables — 0.4%
4,744	Black & Decker Corp.	198,347

9,814	Centex Corp.	104,421

21,749	D.R. Horton Inc.	153,765

11,834	Fortune Brands Inc.	488,507

4,622	Harman International Industries Inc.	77,326

5,943	KB HOME	80,944

12,331	Leggett & Platt Inc.	187,308

See Notes to Financial Statements.

10   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Household Durables — 0.4% continued

11,154	Lennar Corp., Class A Shares	$96,705

21,883	Newell Rubbermaid Inc.	214,016

16,871	Pulte Homes Inc.	184,400

4,534	Snap-on Inc.	178,549

6,220	Stanley Works	212,102

5,803	Whirlpool Corp.	239,954

	Total Household Durables	2,416,344
	Internet & Catalog Retail — 0.2%

25,390	Amazon.com Inc.*	1,301,999

16,536	Expedia Inc.*	136,257

	Total Internet & Catalog Retail	1,438,256

	Leisure Equipment & Products — 0.1%

21,193	Eastman Kodak Co.	139,450

9,780	Hasbro Inc.	285,282

28,296	Mattel Inc.	452,736

	Total Leisure Equipment & Products	877,468

	Media — 2.6%

53,676	CBS Corp., Class B Shares	439,607

227,341	Comcast Corp., Class A Shares	3,837,516

43,115	DIRECTV Group Inc.*	987,765

18,008	Gannett Co. Inc.	144,064

37,620	Interpublic Group of Cos. Inc.*	148,975

24,828	McGraw-Hill Cos. Inc.	575,761

2,853	Meredith Corp.	48,843

9,195	New York Times Co., Class A Shares	67,399

181,565	News Corp., Class A Shares	1,650,426

24,536	Omnicom Group Inc.	660,509

7,119	Scripps Networks Interactive, Class A Shares	156,618

283,208	Time Warner Inc.	2,849,073

48,434	Viacom Inc., Class B Shares*	923,152

146,127	Walt Disney Co.	3,315,622

473	Washington Post Co., Class B Shares	184,588

	Total Media	15,989,918

	Multiline Retail — 0.7%
6,483	Big Lots Inc.*	93,939

11,030	Family Dollar Stores Inc.	287,552

17,540	J.C. Penney Co. Inc.	345,538

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   11

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Multiline Retail — 0.7% continued

24,056	Kohl’s Corp.*	$870,827

33,201	Macy’s Inc.	343,630

12,583	Nordstrom Inc.	167,480

4,393	Sears Holdings Corp.*	170,756

59,427	Target Corp.	2,052,014

	Total Multiline Retail	4,331,736
	Specialty Retail — 1.8%

6,871	Abercrombie & Fitch Co., Class A Shares	158,514

8,516	AutoNation Inc.*	84,138

3,021	AutoZone Inc.*	421,339

20,502	Bed Bath & Beyond Inc.*	521,161

26,666	Best Buy Co. Inc.	749,581

12,929	GameStop Corp., Class A Shares*	280,042

36,810	Gap Inc.	492,886

133,846	Home Depot Inc.	3,081,135

21,361	Limited Brands Inc.	214,464

115,706	Lowe’s Cos. Inc.	2,489,993

21,701	Office Depot Inc.*	64,669

9,874	RadioShack Corp.	117,896

7,752	Sherwin-Williams Co.	463,182

56,318	Staples Inc.	1,009,219

9,719	Tiffany & Co.	229,660

32,867	TJX Cos. Inc.	676,074

	Total Specialty Retail	11,053,953

	Textiles, Apparel & Luxury Goods — 0.4%

25,809	Coach Inc.*	536,053

6,586	Jones Apparel Group Inc.	38,594

30,972	NIKE Inc., Class B Shares	1,579,572

4,441	Polo Ralph Lauren Corp.	201,666

6,952	V.F. Corp.	380,761

	Total Textiles, Apparel & Luxury Goods	2,736,646

	TOTAL CONSUMER DISCRETIONARY	52,028,454

CONSUMER STAPLES — 12.7%

	Beverages — 2.5%

7,635	Brown-Forman Corp., Class B Shares	393,126

157,071	Coca-Cola Co.	7,110,604

25,038	Coca-Cola Enterprises Inc.	301,207

See Notes to Financial Statements.

12   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Beverages — 2.5% continued

15,367	Constellation Brands Inc., Class A Shares*	$242,338

20,000	Dr. Pepper Snapple Group Inc.*	325,000

11,750	Molson Coors Brewing Co., Class B Shares	574,810

10,493	Pepsi Bottling Group Inc.	236,197

122,609	PepsiCo Inc.	6,715,295

	Total Beverages	15,898,577
	Food & Staples Retailing — 3.3%

34,078	Costco Wholesale Corp.	1,789,095

113,381	CVS Corp.	3,258,570

51,509	Kroger Co.	1,360,353

33,771	Safeway Inc.	802,737

16,717	SUPERVALU Inc.	244,068

47,298	Sysco Corp.	1,085,016

176,507	Wal-Mart Stores Inc.	9,894,982

78,145	Walgreen Co.	1,927,837

11,077	Whole Foods Market Inc.	104,567

	Total Food & Staples Retailing	20,467,225

	Food Products — 1.8%

50,640	Archer-Daniels-Midland Co.	1,459,951

16,242	Campbell Soup Co.	487,422

35,294	ConAgra Foods Inc.	582,351

11,660	Dean Foods Co.*	209,530

26,378	General Mills Inc.	1,602,464

24,823	H.J. Heinz Co.	933,345

13,093	Hershey Co.	454,851

9,349	J.M. Smucker Co.	405,373

19,888	Kellogg Co.	872,089

115,979	Kraft Foods Inc., Class A Shares	3,114,036

10,262	McCormick & Co. Inc., Non Voting Shares	326,947

55,807	Sara Lee Corp.	546,351

23,849	Tyson Foods Inc., Class A Shares	208,917

	Total Food Products	11,203,627

	Household Products — 3.1%
10,951	Clorox Co.	608,438

39,844	Colgate-Palmolive Co.	2,730,908

32,664	Kimberly-Clark Corp.	1,722,699

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   13

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Household Products — 3.1% continued

235,703	Procter & Gamble Co.	$14,571,159

	Total Household Products	19,633,204
	Personal Products — 0.2%

33,654	Avon Products Inc.	808,706

9,146	Estee Lauder Cos. Inc., Class A Shares	283,160

	Total Personal Products	1,091,866

	Tobacco — 1.8%

162,656	Altria Group Inc.	2,449,599

13,300	Lorillard Inc.	749,455

159,706	Philip Morris International Inc.	6,948,808

13,345	Reynolds American Inc.	537,937

11,715	UST Inc.	812,787

	Total Tobacco	11,498,586

	TOTAL CONSUMER STAPLES	79,793,085

ENERGY — 13.2%

	Energy Equipment & Services — 1.5%

24,278	Baker Hughes Inc.	778,595

23,046	BJ Services Co.	268,947

17,330	Cameron International Corp.*	355,265

11,208	ENSCO International Inc.	318,195

70,556	Halliburton Co.	1,282,708

22,465	Nabors Industries Ltd.*	268,906

32,945	National-Oilwell Varco Inc.*	805,176

20,836	Noble Corp.	460,267

8,921	Rowan Cos. Inc.	141,844

92,186	Schlumberger Ltd.	3,902,233

17,277	Smith International Inc.	395,471

53,769	Weatherford International Ltd.*	581,781

	Total Energy Equipment & Services	9,559,388

	Oil, Gas & Consumable Fuels — 11.7%
36,238	Anadarko Petroleum Corp.	1,396,975

26,420	Apache Corp.	1,969,083

8,159	Cabot Oil & Gas Corp.	212,134

42,697	Chesapeake Energy Corp.	690,410

160,397	Chevron Corp.	11,864,566

117,691	ConocoPhillips	6,096,394

See Notes to Financial Statements.

14   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 11.7% continued

14,304	CONSOL Energy Inc.	$408,808

34,877	Devon Energy Corp.	2,291,768

55,356	El Paso Corp.	433,437

19,703	EOG Resources Inc.	1,311,826

401,560	Exxon Mobil Corp.	32,056,535

22,395	Hess Corp.	1,201,268

55,549	Marathon Oil Corp.	1,519,821

6,721	Massey Energy Co.	92,682

15,038	Murphy Oil Corp.	666,935

13,637	Noble Energy Inc.	671,213

63,935	Occidental Petroleum Corp.	3,835,461

21,049	Peabody Energy Corp.	478,865

9,291	Pioneer Natural Resources Co.	150,328

12,263	Range Resources Corp.	421,724

27,104	Southwestern Energy Co.*	785,203

48,239	Spectra Energy Corp.	759,282

9,226	Sunoco Inc.	400,962

10,930	Tesoro Corp.	143,948

40,736	Valero Energy Corp.	881,527

45,683	Williams Cos. Inc.	661,490

45,536	XTO Energy Inc.	1,606,055

	Total Oil, Gas & Consumable Fuels	73,008,700

	TOTAL ENERGY	82,568,088
FINANCIALS — 13.2%

	Capital Markets — 2.4%
16,322	American Capital Ltd.	52,883

17,099	Ameriprise Financial Inc.	399,433

90,593	Bank of New York Mellon Corp.	2,566,500

73,869	Charles Schwab Corp.	1,194,462

44,456	E*TRADE Financial Corp.*	51,124

6,993	Federated Investors Inc., Class B Shares	118,601

11,941	Franklin Resources Inc.	761,597

34,908	Goldman Sachs Group Inc.	2,945,886

30,400	Invesco Ltd.	438,976

12,462	Janus Capital Group Inc.	100,070

11,204	Legg Mason Inc.	245,480

126,402	Merrill Lynch & Co. Inc.	1,471,319

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   15

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Capital Markets — 2.4% continued

83,837	Morgan Stanley	$1,344,745

17,607	Northern Trust Corp.	918,029

34,100	State Street Corp.	1,341,153

20,399	T. Rowe Price Group Inc.	722,941

	Total Capital Markets	14,673,199

	Commercial Banks — 3.1%

43,615	BB&T Corp.	1,197,668

11,880	Comerica Inc.	235,818

45,589	Fifth Third Bancorp	376,565

16,208	First Horizon National Corp.	171,315

28,897	Huntington Bancshares Inc.	221,351

39,078	KeyCorp	332,945

6,094	M&T Bank Corp.	349,857

20,549	Marshall & Ilsley Corp.	280,288

160,735	National City Corp.	290,930

27,484	PNC Financial Services Group Inc.	1,346,716

54,626	Regions Financial Corp.	434,823

27,955	SunTrust Banks Inc.	825,791

138,513	U.S. Bancorp	3,464,210

170,601	Wachovia Corp.	945,130

299,175	Wells Fargo & Co.	8,819,679

9,106	Zions Bancorporation	223,188

	Total Commercial Banks	19,516,274

	Consumer Finance — 0.5%

91,566	American Express Co.	1,698,550

30,919	Capital One Financial Corp.	986,007

37,923	Discover Financial Services	361,406

36,889	SLM Corp.*	328,312

	Total Consumer Finance	3,374,275
	Diversified Financial Services — 3.4%
396,107	Bank of America Corp.	5,577,187

28,273	CIT Group Inc.	128,359

430,208	Citigroup Inc.	2,886,696

5,288	CME Group Inc.	1,100,486

5,703	IntercontinentalExchange Inc.*	470,155

294,647	JPMorgan Chase & Co.	9,290,220

13,973	Leucadia National Corp.*	276,665

See Notes to Financial Statements.

16   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Diversified Financial Services — 3.4% continued

15,334	Moody’s Corp.	$308,060

10,747	Nasdaq OMX Group Inc.*	265,558

20,920	NYSE Euronext	572,790

20,473	Principal Financial Group Inc.	462,076

	Total Diversified Financial Services	21,338,252

	Insurance — 2.6%
36,798	AFLAC Inc.	1,686,820

42,311	Allstate Corp.	1,386,108

212,267	American International Group Inc.	333,259

21,298	Aon Corp.	972,893

9,285	Assurant Inc.	278,550

28,080	Chubb Corp.	1,432,080

12,819	Cincinnati Financial Corp.	372,648

34,193	Genworth Financial Inc., Class A Shares	96,766

23,785	Hartford Financial Services Group Inc.	390,550

20,200	Lincoln National Corp.	380,568

28,574	Loews Corp.	807,216

40,583	Marsh & McLennan Cos. Inc.	984,949

14,872	MBIA Inc.*	60,529

62,649	MetLife Inc.	2,183,944

53,337	Progressive Corp.	789,921

33,472	Prudential Financial Inc.	1,012,863

6,713	Torchmark Corp.	300,071

46,163	Travelers Cos. Inc.	2,086,568

26,140	Unum Group	486,204

26,114	XL Capital Ltd., Class A Shares	96,622

	Total Insurance	16,139,129
	Real Estate Investment Trusts (REITs) — 1.0%
7,993	Apartment Investment and Management Co., Class A Shares	92,319

6,088	Avalonbay Communities Inc.	368,811

9,537	Boston Properties Inc.	524,535

17,604	CB Richard Ellis Group Inc., Class A Shares*	76,049

9,495	Developers Diversified Realty Corp.	46,336

21,475	Equity Residential	640,384

19,945	HCP Inc.	553,873

41,252	Host Hotels & Resorts Inc.	312,278

18,078	Kimco Realty Corp.	330,466

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   17

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 1.0% continued

13,167	Plum Creek Timber Co. Inc.	$457,421

20,972	ProLogis	291,301

9,896	Public Storage Inc.	786,732

17,826	Simon Property Group Inc.	947,095

10,845	Vornado Realty Trust	654,496

	Total Real Estate Investment Trusts (REITs)	6,082,096
	Thrifts & Mortgage Finance — 0.2%

41,149	Hudson City Bancorp Inc.	656,738

27,500	People’s United Financial Inc.	490,325

42,980	Sovereign Bancorp Inc.*	128,080

	Total Thrifts & Mortgage Finance	1,275,143

	TOTAL FINANCIALS	82,398,368

HEALTH CARE — 14.6%

	Biotechnology — 2.1%

83,643	Amgen Inc.*	4,830,383

23,032	Biogen Idec Inc.*	1,097,014

36,171	Celgene Corp.*	1,999,533

5,403	Cephalon Inc.*	416,247

21,356	Genzyme Corp.*	1,417,398

70,779	Gilead Sciences Inc.*	3,619,638

	Total Biotechnology	13,380,213
	Health Care Equipment & Supplies — 2.4%
48,959	Baxter International Inc.	2,623,713

19,192	Becton, Dickinson & Co.	1,312,541

118,536	Boston Scientific Corp.*	917,469

7,831	C.R. Bard Inc.	659,840

39,732	Covidien Ltd.	1,439,888

11,759	DENTSPLY International Inc.	332,074

12,599	Hospira Inc.*	337,905

3,088	Intuitive Surgical Inc.*	392,145

88,277	Medtronic Inc.	2,773,663

4,361	Millipore Corp.*	224,679

27,409	St. Jude Medical Inc.*	903,401

19,123	Stryker Corp.	763,964

33,173	Thermo Fisher Scientific Inc.*	1,130,204

See Notes to Financial Statements.

18   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Health Care Equipment & Supplies — 2.4% continued

9,809	Varian Medical Systems Inc.*	$343,707

17,728	Zimmer Holdings Inc.*	716,566

	Total Health Care Equipment & Supplies	14,871,759

	Health Care Providers & Services — 2.1%

36,401	Aetna Inc.	1,037,428

12,333	AmerisourceBergen Corp.	439,795

28,389	Cardinal Health Inc.	978,569

21,767	CIGNA Corp.	366,774

11,761	Coventry Health Care Inc.*	175,004

8,194	DaVita Inc.*	406,177

19,535	Express Scripts Inc.*	1,074,034

13,319	Humana Inc.*	496,532

8,526	Laboratory Corporation of America Holdings*	549,160

21,781	McKesson Corp.	843,578

39,316	Medco Health Solutions Inc.*	1,647,734

7,198	Patterson Cos. Inc.*	134,963

12,508	Quest Diagnostics Inc.	649,290

32,773	Tenet Healthcare Corp.*	37,689

95,349	UnitedHealth Group Inc.	2,536,283

40,186	WellPoint Inc.*	1,693,036

	Total Health Care Providers & Services	13,066,046

	Health Care Technology — 0.0%

14,358	IMS Health Inc.	217,667

	Life Sciences Tools & Services — 0.1%

13,622	Life Technologies Corp.*	317,529

9,324	PerkinElmer Inc.	129,697

7,761	Waters Corp.*	284,440

	Total Life Sciences Tools & Services	731,666
	Pharmaceuticals — 7.9%
122,488	Abbott Laboratories	6,537,185

24,276	Allergan Inc.	978,808

156,278	Bristol-Myers Squibb Co.	3,633,463

78,985	Eli Lilly & Co.	3,180,726

23,792	Forest Laboratories Inc.*	605,982

219,035	Johnson & Johnson	13,104,864

19,458	King Pharmaceuticals Inc.*	206,644

166,902	Merck & Co. Inc.	5,073,821

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   19

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Pharmaceuticals — 7.9% continued

24,054	Mylan Inc.*	$237,894

532,313	Pfizer Inc.	9,427,263

128,330	Schering-Plough Corp.	2,185,460

8,258	Watson Pharmaceuticals Inc.*	219,415

105,113	Wyeth	3,942,789

	Total Pharmaceuticals	49,334,314

	TOTAL HEALTH CARE	91,601,665

INDUSTRIALS — 11.0%
	Aerospace & Defense — 2.1%

57,853	Boeing Co.	2,468,587

30,776	General Dynamics Corp.	1,772,390

9,718	Goodrich Corp.	359,760

56,388	Honeywell International Inc.	1,851,218

9,426	L-3 Communications Holdings Inc.	695,450

26,283	Lockheed Martin Corp.	2,209,875

25,810	Northrop Grumman Corp.	1,162,482

11,006	Precision Castparts Corp.	654,637

32,688	Raytheon Co.	1,668,396

12,498	Rockwell Collins Inc.	488,547

	Total Aerospace & Defense	13,331,342

	Air Freight & Logistics — 1.2%

13,358	C.H. Robinson Worldwide Inc.	735,091

16,496	Expeditors International of Washington Inc.	548,822

24,571	FedEx Corp.	1,576,230

4,391	Ryder System Inc.	170,283

78,564	United Parcel Service Inc., Class B Shares	4,333,590

	Total Air Freight & Logistics	7,364,016

	Airlines — 0.1%

58,397	Southwest Airlines Co.	503,382

	Building Products — 0.1%

28,412	Masco Corp.	316,226

	Commercial Services & Supplies — 0.5%
8,391	Avery Dennison Corp.	274,638

10,373	Cintas Corp.	240,965

16,273	Pitney Bowes Inc.	414,636

16,183	R.R. Donnelley & Sons Co.	219,765

25,344	Republic Services Inc.	628,278

See Notes to Financial Statements.

20   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Commercial Services & Supplies — 0.5% continued

6,755	Stericycle Inc.*	$351,800

38,728	Waste Management Inc.	1,283,446

	Total Commercial Services & Supplies	3,413,528

	Construction & Engineering — 0.2%

14,329	Fluor Corp.	642,942

9,700	Jacobs Engineering Group Inc.*	466,570

	Total Construction & Engineering	1,109,512

	Electrical Equipment — 0.5%

13,682	Cooper Industries Ltd., Class A Shares	399,925

60,555	Emerson Electric Co.	2,216,918

11,171	Rockwell Automation Inc.	360,153

	Total Electrical Equipment	2,976,996

	Industrial Conglomerates — 3.5%

54,705	3M Co.	3,147,725

829,169	General Electric Co.	13,432,538

19,033	Textron Inc.	263,988

37,335	Tyco International Ltd.	806,436

75,045	United Technologies Corp.	4,022,412

	Total Industrial Conglomerates	21,673,099
	Machinery — 1.6%

47,622	Caterpillar Inc.	2,127,275

15,897	Cummins Inc.	424,927

20,185	Danaher Corp.	1,142,673

33,709	Deere & Co.	1,291,729

14,681	Dover Corp.	483,298

13,018	Eaton Corp.	647,125

4,464	Flowserve Corp.	229,896

31,072	Illinois Tool Works Inc.	1,089,073

25,166	Ingersoll-Rand Co., Ltd., Class A Shares	436,630

14,335	ITT Industries Inc.	659,267

10,290	Manitowoc Co. Inc.	89,111

28,631	PACCAR Inc.	818,847

9,322	Pall Corp.	265,024

12,722	Parker Hannifin Corp.	541,194

	Total Machinery	10,246,069

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   21

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Professional Services — 0.1%

4,256	Dun & Bradstreet Corp.	$328,563

9,971	Equifax Inc.	264,431

9,679	Monster Worldwide Inc.*	117,019

12,248	Robert Half International Inc.	255,004

	Total Professional Services	965,017

	Road & Rail — 1.0%

22,160	Burlington Northern Santa Fe Corp.	1,677,734

31,141	CSX Corp.	1,011,148

29,231	Norfolk Southern Corp.	1,375,319

40,143	Union Pacific Corp.	1,918,835

	Total Road & Rail	5,983,036

	Trading Companies & Distributors — 0.1%

10,201	Fastenal Co.	355,505

5,104	W. W. Grainger Inc.	402,399

	Total Trading Companies & Distributors	757,904

	TOTAL INDUSTRIALS	68,640,127

INFORMATION TECHNOLOGY — 15.1%

	Communications Equipment — 2.5%

7,132	Ciena Corp.*	47,784

460,589	Cisco Systems Inc.*	7,507,601

122,705	Corning Inc.	1,169,379

10,625	Harris Corp.	404,281

17,385	JDS Uniphase Corp.*	63,455

41,678	Juniper Networks Inc.*	729,782

178,914	Motorola Inc.	792,589

130,689	QUALCOMM Inc.	4,682,587

31,421	Tellabs Inc.*	129,455

	Total Communications Equipment	15,526,913

	Computers & Peripherals — 4.2%
70,176	Apple Inc.*	5,989,522

136,616	Dell Inc.*	1,398,948

161,105	EMC Corp.*	1,686,769

193,342	Hewlett-Packard Co.	7,016,381

106,058	International Business Machines Corp.	8,925,841

6,189	Lexmark International Inc., Class A Shares*	166,484

26,064	NetApp Inc.*	364,114

10,099	QLogic Corp.*	135,731

See Notes to Financial Statements.

22   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Computers & Peripherals — 4.2% continued

17,844	SanDisk Corp.*	$171,303

58,343	Sun Microsystems Inc.*	222,870

13,875	Teradata Corp.*	205,766

	Total Computers & Peripherals	26,283,729
	Electronic Equipment, Instruments & Components — 0.3%

27,630	Agilent Technologies Inc.*	431,857

13,877	Amphenol Corp., Class A Shares	332,770

16,629	Jabil Circuit Inc.	112,246

11,120	Molex Inc.	161,129

36,129	Tyco Electronics Ltd.	585,651

	Total Electronic Equipment, Instruments & Components	1,623,653

	Internet Software & Services — 1.4%

13,352	Akamai Technologies Inc.*	201,482

84,678	eBay Inc.*	1,182,105

18,884	Google Inc., Class A Shares*	5,809,663

15,318	VeriSign Inc.*	292,267

109,552	Yahoo! Inc.*	1,336,534

	Total Internet Software & Services	8,822,051

	IT Services — 1.0%

7,701	Affiliated Computer Services Inc., Class A Shares*	353,861

40,094	Automatic Data Processing Inc.	1,577,298

22,987	Cognizant Technology Solutions Corp., Class A Shares*	415,145

11,959	Computer Sciences Corp.*	420,239

9,636	Convergys Corp.*	61,767

14,999	Fidelity National Information Services Inc.	244,034

12,643	Fiserv Inc.*	459,826

5,745	MasterCard Inc., Class A Shares	821,133

24,907	Paychex Inc.	654,556

15,538	Total System Services Inc.	217,532

56,490	Western Union Co.	810,066

	Total IT Services	6,035,457

	Office Electronics — 0.1%

68,334	Xerox Corp.	544,622

	Semiconductors & Semiconductor Equipment — 2.1%
48,036	Advanced Micro Devices Inc.*	103,758

23,475	Altera Corp.	392,267

22,988	Analog Devices Inc.	437,232

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   23

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 2.1% continued

105,916	Applied Materials Inc.	$1,072,929

34,661	Broadcom Corp., Class A Shares*	588,197

434,817	Intel Corp.	6,374,417

13,330	KLA-Tencor Corp.	290,461

17,504	Linear Technology Corp.	387,189

50,926	LSI Corp.*	167,547

17,719	MEMC Electronic Materials Inc.*	253,027

14,359	Microchip Technology Inc.	280,431

60,294	Micron Technology Inc.*	159,176

15,400	National Semiconductor Corp.	155,078

7,710	Novellus Systems Inc.*	95,141

42,398	NVIDIA Corp.*	342,152

13,364	Teradyne Inc.*	56,396

102,345	Texas Instruments Inc.	1,588,394

21,623	Xilinx Inc.	385,322

	Total Semiconductors & Semiconductor Equipment	13,129,114
	Software — 3.5%

41,916	Adobe Systems Inc.*	892,392

17,864	Autodesk Inc.*	351,027

14,802	BMC Software Inc.*	398,322

31,096	CA Inc.	576,209

14,340	Citrix Systems Inc.*	337,994

19,459	Compuware Corp.*	131,348

25,332	Electronic Arts Inc.*	406,325

25,267	Intuit Inc.*	601,102

12,046	McAfee Inc.*	416,430

603,936	Microsoft Corp.	11,740,516

27,256	Novell Inc.*	106,026

291,362	Oracle Corp.*	5,165,848

8,283	Salesforce.com Inc.*	265,139

65,998	Symantec Corp.*	892,293

	Total Software	22,280,971

	TOTAL INFORMATION TECHNOLOGY	94,246,510

MATERIALS — 2.9%

	Chemicals — 1.7%
16,544	Air Products & Chemicals Inc.	831,667

4,489	CF Industries Holdings Inc.	220,679

See Notes to Financial Statements.

24   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Chemicals — 1.7% continued

72,927	Dow Chemical Co.	$1,100,468

71,236	E.I. du Pont de Nemours & Co.	1,802,271

5,727	Eastman Chemical Co.	181,603

13,235	Ecolab Inc.	465,210

6,209	International Flavors & Fragrances Inc.	184,532

43,256	Monsanto Co.	3,043,060

12,963	PPG Industries Inc.	550,020

24,346	Praxair Inc.	1,445,179

9,862	Rohm & Haas Co.	609,373

9,896	Sigma-Aldrich Corp.	418,007

	Total Chemicals	10,852,069
	Construction Materials — 0.1%

8,695	Vulcan Materials Co.	604,998

	Containers & Packaging — 0.1%

7,467	Ball Corp.	310,553

7,869	Bemis Co. Inc.	186,338

10,373	Pactiv Corp.*	258,080

12,463	Sealed Air Corp.	186,197

	Total Containers & Packaging	941,168

	Metals & Mining — 0.8%

8,843	AK Steel Holding Corp.	82,417

63,180	Alcoa Inc.	711,407

7,602	Allegheny Technologies Inc.	194,079

29,813	Freeport-McMoRan Copper & Gold Inc., Class B Shares	728,630

35,864	Newmont Mining Corp.	1,459,665

24,784	Nucor Corp.	1,145,021

6,718	Titanium Metals Corp.	59,185

9,178	United States Steel Corp.	341,421

	Total Metals & Mining	4,721,825

	Paper & Forest Products — 0.2%

33,753	International Paper Co.	398,285

13,485	MeadWestvaco Corp.	150,897

16,680	Weyerhaeuser Co.	510,575

	Total Paper & Forest Products	1,059,757

	TOTAL MATERIALS	18,179,817

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   25

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 3.8%

	Diversified Telecommunication Services — 3.6%

465,216	AT&T Inc.	$13,258,656

7,905	CenturyTel Inc.	216,044

11,221	Embarq Corp.	403,507

24,569	Frontier Communications Corp.	214,733

115,649	Qwest Communications International Inc.	420,962

222,701	Verizon Communications Inc.	7,549,564

34,690	Windstream Corp.	319,148

	Total Diversified Telecommunication Services	22,382,614

	Wireless Telecommunication Services — 0.2%

31,317	American Tower Corp., Class A Shares*	918,215

225,527	Sprint Nextel Corp.*	412,714

	Total Wireless Telecommunication Services	1,330,929

	TOTAL TELECOMMUNICATION SERVICES	23,713,543

UTILITIES — 4.1%

	Electric Utilities — 2.5%

13,346	Allegheny Energy Inc.	451,895

31,858	American Electric Power Co. Inc.	1,060,234

99,887	Duke Energy Corp.	1,499,304

25,412	Edison International	816,233

14,946	Entergy Corp.	1,242,461

51,939	Exelon Corp.	2,888,328

24,409	FirstEnergy Corp.	1,185,789

32,266	FPL Group Inc.	1,623,948

6,037	Integrys Energy Group Inc.	259,470

17,068	Pepco Holdings Inc.	303,128

7,959	Pinnacle West Capital Corp.	255,723

29,604	PPL Corp.	908,547

20,769	Progress Energy Inc.	827,645

61,148	Southern Co.	2,262,476

	Total Electric Utilities	15,585,181

	Gas Utilities — 0.1%

10,330	Equitable Resources Inc.	346,572

3,568	Nicor Inc.	123,952

13,692	Questar Corp.	447,591

	Total Gas Utilities	918,115

See Notes to Financial Statements.

26   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

SHARES	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 0.1%

53,109	AES Corp.*	$437,618

14,085	Constellation Energy Group Inc.	353,393

39,925	Dynegy Inc., Class A Shares*	79,850

	Total Independent Power Producers & Energy Traders	870,861

	Multi-Utilities — 1.4%

16,693	Ameren Corp.	555,209

27,169	CenterPoint Energy Inc.	342,873

17,858	CMS Energy Corp.	180,544

21,601	Consolidated Edison Inc.	840,927

45,893	Dominion Resources Inc.	1,644,805

12,870	DTE Energy Co.	459,073

21,650	NiSource Inc.	237,501

27,943	PG&E Corp.	1,081,674

39,953	Public Service Enterprise Group Inc.	1,165,429

19,233	Sempra Energy	819,903

16,798	TECO Energy Inc.	207,455

9,230	Wisconsin Energy Corp.	387,475

35,450	Xcel Energy Inc.	657,597

	Total Multi-Utilities	8,580,465

	TOTAL UTILITIES	25,954,622

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $749,985,999)	619,124,279

FACE
AMOUNT
SHORT-TERM INVESTMENT — 0.8%

	Repurchase Agreement — 0.8%

$4,857,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/08 with Greenwich Capital Markets Inc., 0.060% due 1/2/09; Proceeds at maturity — $4,857,016; (Fully collateralized by various U.S. government agency obligations, 2.625% to 7.125% due 7/17/09 to 11/15/30; Market value — $4,954,179) (Cost — $4,857,000)	4,857,000
	TOTAL INVESTMENTS — 99.7% (Cost — $754,842,999#)	623,981,279

	Other Assets in Excess of Liabilities — 0.3%	2,063,947

	TOTAL NET ASSETS — 100.0%	$626,045,226

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $794,393,561.

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   27

Statement of assets and liabilities
December 31, 2008

ASSETS:

Investments, at value (Cost — $754,842,999)	$623,981,279

Cash	590

Deposits with brokers for open futures contracts	1,480,000

Dividends and interest receivable	1,418,735

Receivable from broker — variation margin on open futures contracts	100,865

Prepaid expenses	8,382

Total Assets	626,989,851

LIABILITIES:

Payable for Portfolio shares repurchased	442,903

Investment management fee payable	161,302

Trustees’ fees payable	46,093

Distribution fees payable	20,529

Accrued expenses	273,798

Total Liabilities	944,625

TOTAL NET ASSETS	$626,045,226

NET ASSETS:

Par value (Note 6)	$315

Paid-in capital in excess of par value	817,212,837

Undistributed net investment income	344,792

Accumulated net realized loss on investments and futures contracts	(60,670,739)

Net unrealized depreciation on investments and futures contracts	(130,841,979)

TOTAL NET ASSETS	$626,045,226

Shares Outstanding:

Class I	26,524,478

Class II	5,006,451

Net Asset Value:

Class I	$19.85

Class II	$19.87

See Notes to Financial Statements.

28   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Statement of operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends	$22,222,654

Interest	190,509

Total Investment Income	22,413,163

EXPENSES:

Investment management fee (Note 2)	3,057,293

Shareholder reports (Note 4)	503,252

Distribution fees (Notes 2 and 4)	378,806

Standard & Poor’s license fee	98,619

Trustees’ fees	78,588

Custody fees	35,981

Audit and tax	32,495

Insurance	26,544

Legal fees	22,169

Transfer agent fees (Note 4)	695

Miscellaneous expenses	9,468

Total Expenses	4,243,910

NET INVESTMENT INCOME	18,169,253

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):

Net Realized Loss From:

Investment transactions	(21,831,327)

Futures contracts	(6,629,328)

Net Realized Loss	(28,460,655)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(416,252,935)

Futures contracts	319,766

Change in Net Unrealized Appreciation/Depreciation	(415,933,169)

NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(444,393,824)

DECREASE IN NET ASSETS FROM OPERATIONS	$(426,224,571)

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   29

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:

Net investment income	$18,169,253	$24,719,593

Net realized gain (loss)	(28,460,655)	66,636,705

Change in net unrealized appreciation/depreciation	(415,933,169)	(4,369,914)

Increase (Decrease) in Net Assets From Operations	(426,224,571)	86,986,384

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income	(17,885,054)	(25,000,012)

Net realized gains	(21,979,762)	(64,082,954)

Decrease in Net Assets From Distributions to Shareholders	(39,864,816)	(89,082,966)

PORTFOLIO SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares	5,586,936	43,722,560

Reinvestment of distributions	39,864,816	89,082,966

Cost of shares repurchased	(302,624,502)	(461,643,851)

Decrease in Net Assets From Portfolio Share Transactions	(257,172,750)	(328,838,325)

DECREASE IN NET ASSETS	(723,262,137)	(330,934,907)

NET ASSETS:

Beginning of year	1,349,307,363	1,680,242,270

End of year*	$626,045,226	$1,349,307,363

* Includes undistributed net investment income of:	$344,792	$159,937

See Notes to Financial Statements.

30   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$33.56	$34.10	$30.38	$29.50	$27.11

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.53	0.57	0.51	0.45	0.47

Net realized and unrealized gain (loss)	(12.98)	1.23	4.17	0.89	2.38

Total income (loss) from operations	(12.45)	1.80	4.68	1.34	2.85

LESS DISTRIBUTIONS FROM:

Net investment income	(0.59)	(0.67)	(0.54)	(0.46)	(0.46)

Net realized gains	(0.67)	(1.67)	(0.42)	—	—

Total distributions	(1.26)	(2.34)	(0.96)	(0.46)	(0.46)

NET ASSET VALUE, END OF YEAR	$19.85	$33.56	$34.10	$30.38	$29.50

Total return[2]	(37.34)%	5.19%	15.40%	4.52%	10.52%

NET ASSETS, END OF YEAR (MILLIONS)	$527	$1,148	$1,448	$1,444	$1,425

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.39%	0.35%	0.35%[3]	0.34%	0.34%

Net expenses	0.39	0.35	0.34 [3,4]	0.34	0.34 [4]

Net investment income	1.88	1.60	1.57	1.51	1.69

PORTFOLIO TURNOVER RATE	8%	6%	7%	7%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.33%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

CLASS II SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$33.59	$34.13	$30.40	$29.52	$27.13

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.46	0.48	0.42	0.37	0.42

Net realized and unrealized gain (loss)	(12.97)	1.23	4.18	0.89	2.36

Total income (loss) from operations	(12.51)	1.71	4.60	1.26	2.78

LESS DISTRIBUTIONS FROM:

Net investment income	(0.54)	(0.58)	(0.45)	(0.38)	(0.39)

Net realized gains	(0.67)	(1.67)	(0.42)	—	—

Total distributions	(1.21)	(2.25)	(0.87)	(0.38)	(0.39)

NET ASSET VALUE, END OF YEAR	$19.87	$33.59	$34.13	$30.40	$29.52

Total return[2]	(37.50)%	4.92%	15.12%	4.25%	10.24%

NET ASSETS, END OF YEAR (MILLIONS)	$99	$201	$232	$234	$227

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.64%	0.60%	0.60%[3]	0.60%	0.59%

Net expenses	0.64	0.60	0.60 [3,4]	0.60	0.59 [4]

Net investment income	1.64	1.35	1.32	1.26	1.50

PORTFOLIO TURNOVER RATE	8%	6%	7%	7%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.59%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Equity Index Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   33

Notes to financial statements continued

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

				SIGNIFICANT
			OTHER SIGNIFICANT	UNOBSERVABLE
		QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
	DECEMBER 31, 2008	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$623,981,279	$619,124,279	$4,857,000	—

Other financial instruments*	19,741	19,741	—	—

Total	$624,001,020	$619,144,020	$4,857,000	—

*	Other financial instruments include futures contracts.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Financial futures contracts. The Portfolio may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Portfolio recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts

34   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (”REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   35

Notes to financial statements continued

realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT INCOME	REALIZED LOSS	CAPITAL
(a)	$(100,000)	—	$100,000

(b)	656	$(656)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Portfolio shares.
(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Batterymarch Financial Management Inc. (“Batterymarch”) is the Portfolio’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.31% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Portfolio.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date

36   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2008, the Portfolio had accrued $4,171 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$74,687,091

Sales	343,535,227

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$82,628,871

Gross unrealized depreciation	(253,041,153)

Net unrealized depreciation	$(170,412,282)

At December 31, 2008, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN
Contracts to Buy:
S&P 500 Index	28	3/09	$6,280,959	$6,300,700	$19,741

4.	Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of Class II shares. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   37

Notes to financial statements continued

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER
	FEES	FEES	REPORTS EXPENSES
Class I	—	$667	$424,297

Class II	$378,806	28	78,955

Total	$378,806	$695	$503,252

5.	Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Net Investment Income:
Class I	$15,268,158	$21,718,967

Class II	2,616,896	3,281,045

Total	$17,885,054	$25,000,012

Net Realized Gains:
Class I	$18,552,270	$54,573,006

Class II	3,427,492	9,509,948

Total	$21,979,762	$64,082,954

6.	Shares of beneficial interest
At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

38   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2008		DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	155,593	$4,207,262	1,098,421	$38,950,283

Shares issued on reinvestment	1,550,772	33,820,428	2,241,801	76,291,973

Shares repurchased	(9,405,809)	(266,234,979)	(11,565,906)	(413,602,510)

Net decrease	(7,699,444)	$(228,207,289)	(8,225,684)	$(298,360,254)

Class II
Shares sold	51,770	$1,379,674	134,222	$4,772,277

Shares issued on reinvestment	276,350	6,044,388	375,652	12,790,993

Shares repurchased	(1,299,736)	(36,389,523)	(1,345,775)	(48,041,341)

Net decrease	(971,616)	$(28,965,461)	(835,901)	$(30,478,071)

7.	Income tax information and distributions to shareholder

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$17,885,054	$26,789,505

Net long-term capital gains	21,979,762	62,293,461

Total distributions paid	$39,864,816	$89,082,966

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$559,618

Undistributed long-term capital gains — net	209,044

Total undistributed earnings	768,662

Other book/tax temporary differences(a)	(21,544,047)

Unrealized appreciation/(depreciation)(b)	(170,392,541)

Total accumulated earnings/(losses) — net	$(191,167,926)

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   39

Notes to financial statements continued

8.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be

40   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   41

Notes to financial statements continued

punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of

42   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10.	Recent accounting pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

11.	Subsequent event
The Portfolio’s Board of Trustees has determined to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about May 1, 2009. Shortly before that date, in the discretion of Portfolio Management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report   43

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Equity Index Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Equity Index Portfolio as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2009

44   Legg Mason Partners Variable Equity Index Portfolio 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Equity Index Portfolio’s (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment

Legg Mason Partners Variable Equity Index Portfolio   45

Board approval of management and subadvisory
agreements (unaudited) continued

management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all S&P 500 Index funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed slightly below the median for the one- and three-year periods, at the median for the five-year period and slightly better than the

46   Legg Mason Partners Variable Equity Index Portfolio

median for ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and to improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with management’s efforts to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 S&P 500 Index funds underlying variable insurance

Legg Mason Partners Variable Equity Index Portfolio   47

Board approval of management and subadvisory
agreements (unaudited) continued

products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all S&P 500 Index funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

48   Legg Mason Partners Variable Equity Index Portfolio

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Equity Index Portfolio   49

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Equity Index Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

50   Legg Mason Partners Variable Equity Index Portfolio

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Equity Index Portfolio   51

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

52   Legg Mason Partners Variable Equity Index Portfolio

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Variable Equity Index Portfolio   53

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	146

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

54   Legg Mason Partners Variable Equity Index Portfolio

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Legg Mason Partners Variable Equity Index Portfolio   55

Additional information (unaudited) continued
Information about Trustees and Officers

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

56   Legg Mason Partners Variable Equity Index Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008	12/18/2008
Payable date:	6/19/2008	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	100.00%	100.00%

Long-term capital gain dividend	$0.334385	$0.339848

Please retain this information for your records.

Legg Mason Partners Variable Equity Index Portfolio   57

Legg Mason Partners Variable Equity Index Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Batterymarch Financial
Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Equity Index Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Equity Index Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010729 2/09 SR09-738

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,300 in 2007 and $229,100 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36,000 in 2007 and $12,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $35,900 in 2007 and $42,850 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $25,500 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers of the Legg Mason Partners funds on August 27, 2007
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: March 5, 2009

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009